SUMMARY PROSPECTUS March 1, 2010

AllianceBernstein Value Fund

Ticker: Class A–ABVAX; Class B–ABVBX; Class C–ABVCX; Advisor Class–ABVYX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated March 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.alliancebernstein.com/links/mf, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds – Sales Charge Reduction Programs on page 49 of the Prospectus and in Purchase of Shares – Sales Charge Reduction Programs on page 125 of the Funds’ Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares (not currently offered to new investors)	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	4.00%*	1.00%**	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Advisor Class
Management Fees	.55%	.55%	.55%	.55%
Distribution and/or Service (12b-1) Fees	.30%	1.00%	1.00%	None
Other Expenses:
Transfer Agent	.15%	.25%	.18%	.15%
Other Expenses	.12%	.11%	.12%	.11%

Total Other Expenses	.27%	.36%	.30%	.26%

Total Annual Fund Operating Expenses	1.12%	1.91%	1.85%	.81%

*	Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**	For Class C shares, the CDSC is 0% after the first year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating

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expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class A	Class B	Class C	Advisor Class
After 1 Year	$534	$594	$288	$83
After 3 Years	$766	$800	$582	$259
After 5 Years	$1,016	$1,032	$1,001	$450
After 10 Years	$1,730	$2,027	$2,169	$1,002

You would pay the following expenses if you did not redeem your shares at the end of period:

	Class A	Class B	Class C	Advisor Class
After 1 year	$534	$194	$188	$83
After 3 years	$766	$600	$582	$259
After 5 years	$1,016	$1,032	$1,001	$450
After 10 years	$1,730	$2,027	$2,169	$1,002

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

Bernstein’s research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000™ Value Index. A company’s financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or “normalized” earnings, assuming average mid-economic cycle growth for the fifth year.

The Chief Investment Officer, Director of Research and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio, and determine the timing for purchases and sales and the appropriate position size for a given security. Final stock selection decisions are made by the Chief Investment Officer and Director of Research and are implemented by the Senior Portfolio Managers. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when positive return trends are favorable.

The Fund may invest in securities of non-U.S. issuers and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS

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Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

•

Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.AllianceBernstein.com (click on “Pricing & Performance”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 18.19%, 3rd quarter, 2009; and Worst Quarter was down -22.16%, 4th quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2009)

		1 Year	5 Years	Since Inception*
Class A**	Return Before Taxes	14.04%	-4.15%	.82%

	Return After Taxes on Distributions	13.76%	-4.90%	.25%

	Return After Taxes on Distributions and Sale of Fund Shares	9.47%	-3.34%	.75%
Class B	Return Before Taxes	14.95%	-3.52%	.90%
Class C	Return Before Taxes	17.09%	-4.04%	.58%
Advisor Class	Return Before Taxes	19.39%	-3.05%	1.62%
Russell 1000™ Value Index (reflects no deduction for fees, expenses or taxes)		19.69%	-.25%	2.88%

*	Inception date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

–	Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Christopher W. Marx	Since 2005	Senior Vice President of the Adviser

Joseph G. Paul	Since October 2009	Senior Vice President of the Adviser

John D. Phillips	Since 2005	Senior Vice President of the Adviser

David Yuen	Since 2008	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs (Class B shares are not currently offered to new shareholders)	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited arrangements)	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003 or telephone (800-221-5672).

TAX INFORMATION

The Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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